Exhibit 10.23

Execution Copy

AMENDMENT NO. 4

dated as of January 14, 2005

to

SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

dated as of June 26, 2001

CSC HOLDINGS, INC. (formerly known as Cablevision Systems Corporation), a Delaware corporation (the “Company”), the Restricted Subsidiaries (as defined in the Credit Agreement referred to below) that are parties to such Credit Agreement, the banks that are parties to such Credit Agreement (the “Banks”) and TORONTO DOMINION (TEXAS) LLC, as Administrative Agent (the “Administrative Agent”), agree as follows:

ARTICLE I

CREDIT AGREEMENT

Section 1.1.           Credit Agreement.  Reference is made to the Seventh Amended & Restated Credit Agreement, dated as of June 26, 2001 (as amended by Amendment No. 1, dated as of July 20, 2001, Amendment No. 2, dated as of November 19, 2001, and Amendment No. 3 and Waiver dated as of August 14, 2002, the “Credit Agreement”), among the Company, the Restricted Subsidiaries party thereto, the Banks, the Administrative Agent, TD Securities (USA) LLC and Banc of America Securities LLC, as Co-Lead Arrangers and Co-Book Managers, Bank of America, N.A., as Syndication Agent, The Bank of New York and The Bank of Nova Scotia, as Co-Documentation Agents and Arrangers, JPMorgan Chase Bank, as Co-Documentation Agent, J.P. Morgan Securities Inc., Mizuho Financial Group and Salomon Smith Barney Inc., as Arrangers, Bank of Montreal, Barclays Bank plc, BNP Paribas, Calyon New York Branch, Dresdner Bank AG, New York and Grand Cayman Branches, First Union National Bank and Royal Bank of Canada, as Managing Agents and Societe Generale and SunTrust Bank, as Co-Agents.  Terms used in this Amendment No. 4 to Seventh Amended and Restated Credit Agreement (this “Amendment”) that are not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement.  The Credit Agreement as amended by this Amendment (the “Amended Credit Agreement”) is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed.

Section 1.2.           Amendment.  Upon and after the Fourth Amendment Effective Date (as defined in Section 3.4 hereof), Section 9.22 of the Credit Agreement shall be amended and restated in its entirety as follows:

Cash Flow Ratio.                              The Company and the Guarantors will not permit the Cash Flow Ratio to exceed the following respective amounts at any time during the following respective periods:

Period	Ratio
From and including the Effective Date to and including September 30, 2001	6.25 to 1

From and including October 1, 2001 to and including March 31, 2004	6.75 to 1

From and including April 1, 2004 to and including June 30, 2005	6.25 to 1

From and including July 1, 2005 to and including December 31, 2005	5.75 to 1

On and after January 1, 2006	5.50 to 1

ARTICLE II

REPRESENTATIONS AND WARRANTIES

Section 2.1.           Representations and Warranties.  Each of the Company and the Restricted Subsidiaries that are parties to the Credit Agreement represents and warrants as follows:

(a)          Power; Binding Agreements.  Each of the Company and such Restricted Subsidiaries has full power, authority and legal right to make and perform this Amendment and the Amended Loan Documents.  This Amendment and the Amended Credit Agreement constitute the legal, valid and binding obligations of each of the Company and such Restricted Subsidiaries, enforceable in accordance with their terms (except for limitations on enforceability under bankruptcy, reorganization, insolvency and other similar laws affecting creditors’ rights generally and limitations on the availability of the remedy of specific performance imposed by the application of general equitable principles).

(b)         Authority; No Conflict.  The making and performance of this Amendment and the Amended Credit Agreement by each of the Company and such Restricted Subsidiaries have been duly authorized by all necessary action and do not and will not (i) violate any provision of any laws, orders, rules or regulations presently in effect (other than violations that, singly or in the aggregate, have not had and are not likely to have a Materially Adverse Effect), or any provision of any of the Company’s or the Restricted Subsidiaries’ respective partnership agreements, charters or by-laws presently in effect; (ii) result in the breach of, or constitute a default or require any consent under, any existing indenture or other agreement or instrument to which the Company or any of the Restricted Subsidiaries is a party or by which their respective properties may be bound or affected (other than any breach, default or required consent that, singly or in the aggregate, have not had and are not likely to have a Materially Adverse Effect); or (iii) result in, or require, the creation or imposition of any Lien upon or with respect to any of

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the properties or assets now owned or hereafter acquired by the Company or any of the Restricted Subsidiaries.

(c)          Approval of Regulatory Authorities.  No approval or consent of, or filing or registration with, any federal, state or local commission or other regulatory authority is required in connection with the execution, delivery and performance by the Company and such Restricted Subsidiaries of this Amendment and the Amended Credit Agreement.

(d)         Credit Agreement Representations and Warranties.  Each representation and warranty made by the Company in the Credit Agreement is true and correct at and as of the date hereof, except to the extent that such representation and warranty expressly relates to an earlier date.

Section 2.2.           Survival.  Each of the foregoing representations and warranties shall be made at and as of the Fourth Amendment Effective Date and shall constitute a representation and warranty of the Company and the Restricted Subsidiaries made under the Amended Credit Agreement and it shall be an Event of Default if any such representation and warranty shall prove to have been incorrect or misleading in any material respect when made.  Each of the representations and warranties made under the Amended Credit Agreement (and including those representations and warranties made herein) shall survive and not be waived by the execution and delivery of this Amendment.

ARTICLE III

MISCELLANEOUS

Section 3.1.           Governing Law.  This Amendment shall be construed in accordance with and governed by the laws of the State of New York.

Section 3.2.           Counterparts.  This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same instrument.

Section 3.3.           Expenses.  The Company hereby agrees to pay or reimburse the Administrative Agent for all reasonable fees and expenses, including attorneys’ fees, incurred in connection with the negotiation, preparation, execution and delivery of this Amendment.

Section 3.4.           Fourth Amendment Effective Date.  This Amendment shall become effective as of the date first written above (the “Fourth Amendment Effective Date”) on the first date when this Amendment shall have been duly executed and delivered by the Company, each of the Restricted Subsidiaries that are parties to the Credit Agreement, the Administrative Agent and the Majority Banks.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first above written.

CSC HOLDINGS, INC.

SS://John Bier
Name: John Bier
Title: Sr. Vice President, Treasurer

CABLEVISION OF CONNECTICUT CORPORATION

CABLEVISION AREA 9 CORPORATION

CABLEVISION FAIRFIELD CORPORATION

COMMUNICATIONS DEVELOPMENT CORPORATION

CABLEVISION SYSTEMS DUTCHESS CORPORATION

CABLEVISION SYSTEMS EAST HAMPTON CORPORATION

CABLEVISION SYSTEMS GREAT NECK CORPORATION

CABLEVISION SYSTEMS HUNTINGTON CORPORATION

CABLEVISION SYSTEMS ISLIP CORPORATION

CABLEVISION SYSTEMS LONG ISLAND CORPORATION

CABLEVISION SYSTEMS SUFFOLK CORPORATION

CABLEVISION SYSTEMS WESTCHESTER CORPORATION

CABLEVISION OF CLEVELAND G.P., INC.

CABLEVISION OF CLEVELAND L.P., INC.

TELERAMA, INC.

CABLEVISION OF THE MIDWEST HOLDING CO., INC.

CSC ACQUISITION CORPORATION

CSC ACQUISITION - NY, INC.

CSC ACQUISITION - MA, INC.

A-R CABLE SERVICES - NY, INC.

CABLEVISION LIGHTPATH, INC.

CABLEVISION OF BROOKLINE, INC.

CABLEVISION SYSTEMS BROOKLINE CORPORATION

ARSENAL MSUB 2, INC.

PETRA CABLEVISION CORPORATION

SUFFOLK CABLE CORPORATION

SAMSON CABLEVISION CORP.

SUFFOLK CABLE OF SMITHTOWN, INC.

SUFFOLK CABLE OF SHELTER ISLAND, INC.

CABLEVISION SYSTEMS NEW YORK CITY CORPORATION

CABLEVISION OF WAPPINGERS FALLS, INC.

CABLEVISION OF BROOKHAVEN, INC.

CABLEVISION OF SOUTHERN WESTCHESTER, INC.

CABLEVISION OF OAKLAND, INC.

CABLEVISION OF PATERSON, INC.

CABLEVISION OF ROCKLAND/RAMAPO, INC.

CABLEVISION OF WARWICK, INC.

MONTAGUE CABLE COMPANY, INC.

CSC TKR, INC.

CSC TKR I, INC.

CABLEVISION MFR, INC.

CABLEVISION OF MONMOUTH, INC.

CABLEVISION OF HUDSON COUNTY, INC.

CABLEVISION OF NEW JERSEY, INC.

CSC GATEWAY CORPORATION

CABLEVISION OF LITCHFIELD, INC.

151 S. FULTON STREET CORPORATION

SS://John Bier
Name: John Bier
Title: Sr. Vice President, Treasurer

of each of the above-named corporations

CSC GATEWAY CORPORATION
CABLEVISION OF NEW JERSEY, INC.,
each a General Partner of Cablevision of Newark

CABLEVISION OF NEW JERSEY, INC.
CSC GATWEWAY CORPORATION
each a General Partner of Cablevision of Newark

CABLEVISION SYSTEMS BROOKLINE CORPORATION
Managing General Partner of Cablevision of Ossining, L.P.

CABLEVISION AREA 9 CORPORATION,
General Partner of Cablevision of Connecticut, L.P.

CABLEVISION OF CLEVELAND G.P., INC.,
General Partner of Cablevision of Cleveland, L.P.

CABLEVISION FAIRFIELD CORPORATION,
General Partner of Cablevision Systems of Southern Connecticut, L.P.

CSC TKR, INC.,
General Partner of KRC/CCC Investment Partnership

SS://John Bier
Name: John Bier
Title: Sr. Vice President, Treasurer

of each of the above corporate general partners

TORONTO DOMINION (TEXAS) LLC, as Administrative Agent and a Bank

By
Name:
Title:

BANK OF AMERICA, N.A.

By
Name:
Title:

THE BANK OF NEW YORK

By
Name:
Title:

THE BANK OF NOVA SCOTIA

By
Name:
Title:

JPMORGAN CHASE BANK

By
Name:
Title:

CITIBANK, N.A.

By
Name:
Title:

CITICORP USA, INC.

By
Name:
Title:

MIZUHO CORPORATE BANK, LTD.

By
Name:
Title:

BANK OF MONTREAL

By
Name:
Title:

BARCLAYS BANK PLC

By
Name:
Title:

BNP PARIBAS

By
Name:
Title:

By
Name:
Title:

CALYON NEW YORK BRANCH

By
Name:
Title:

DRESDNER BANK AG, NEW YORK AND GRAND CAYMAN BRANCHES

By
Name:
Title:

By
Name:
Title:

WACHOVIA BANK, NATIONAL ASSOCIATION

By
Name:
Title:

ROYAL BANK OF CANADA

By
Name:
Title:

SOCIETE GENERALE

By
Name:
Title:

SUNTRUST BANK

By
Name:
Title:

Approved and Authorized:

Bear Stearns Corporate Lending Inc.

By	/s/ VICTOR BULZACHCHELLI
Name: Victor Bulzachchelli
Title: Vice President

GENERAL ELECTRIC CAPITAL CORPORATION

By
Name:
Title:

MELLON BANK, N.A.

By
Name:
Title:

MERRILL LYNCH CAPITAL CORPORATION

By
Name:
Title:

UNION BANK OF CALIFORNIA, N.A.

By
Name:
Title:

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED

By
Name:
Title:

NATEXIS BANQUES POPULAIRES

By
Name:
Title:

CREDIT INDUSTRIEL ET COMMERCIAL

By
Name:
Title:

NATIONAL CITY BANK

By
Name:
Title: